                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                                            478,058.30
           Available Funds:
                     Contract Payments due and received in this period                                                 7,705,334.24
                     Contract Payments due in prior period(s) and received in this period                              1,129,465.18
                     Contract Payments received in this period for next period                                           281,506.81
                     Sales, Use and Property Tax, Maintenance, Late Charges                                              184,793.80
                     Prepayment Amounts related to early termination in this period                                    2,514,502.09
                     Servicer Advance                                                                                    675,680.44
                     Proceeds received from recoveries on previously Defaulted Contracts                                       0.00
                     Transfer from Reserve Account                                                                         7,065.55
                     Interest earned on Collection Account                                                                 5,794.43
                     Interest earned on Affiliated Account                                                                   976.23
                     Proceeds from repurchase of Contracts per Contribution and Servicing
                      Agreement Section 5.03                                                                                   0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                      (Substituted contract < Predecessor contract)                                                            0.00
                     Amounts paid under insurance policies                                                                     0.00
                     Any other amounts                                                                                         0.00
                                                                                                                 ------------------
           Total Available Funds                                                                                      12,983,177.07
           Less: Amounts to be Retained in Collection Account                                                            620,795.13
                                                                                                                 ------------------
           AMOUNT TO BE DISTRIBUTED                                                                                   12,362,381.94
                                                                                                                 ==================

           DISTRIBUTION OF
           FUNDS:
                     1.      To Trustee -  Fees                                                                                0.00
                     2.      To Servicer, any unreimbursed Nonrecoverable Advances
                              or Servicer Advances                                                                     1,129,465.18
                     3.      To Bank of America Derivative Settlement                                                    447,556.77
                     4.      To Noteholders (For Servicer Report immediately following the
                              Final Additional Closing Date)
                                   a) Class A1 Principal and Interest                                                    450,161.61
                                   a) Class A2 Principal (distributed after A1 Note matures) and Interest              7,865,981.45
                                   a) Class A3 Principal (distributed after A2 Note matures) and Interest                332,269.90
                                   a) Class A4 Principal (distributed after A3 Note matures) and Interest                291,337.50
                                   b) Class B Principal and Interest                                                     160,878.61
                                   c) Class C Principal and Interest                                                     326,911.70
                                   d) Class D Principal and Interest                                                     218,751.80
                                   e) Class E Principal and Interest                                                     296,853.95
                     5.      To Reserve Account for Requirement per Indenture Agreement Section 3.08                           0.00
                     6.      To Issuer - Residual  Principal and Interest and Reserve Account
                              Distribution
                                   a) Residual Interest (Provided no Restricting or Amortization
                                       Event in effect)                                                                  125,869.24
                                   b) Residual Principal (Provided no Restricting or Amortization
                                       Event in effect)                                                                  279,046.17
                                   c) Reserve Account Distribution (Provided no Restricting or
                                        Amortization Event in effect)                                                      7,065.55
                     7.      To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any
                              Other Amounts                                                                              191,564.46
                     8.      To Servicer, Servicing Fee and other Servicing Compensations                                238,668.05
                                                                                                                 ------------------
           TOTAL FUNDS DISTRIBUTED                                                                                    12,362,381.94
                                                                                                                 ==================
           End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds
            (if any)}                                                                                                    620,795.13
                                                                                                                 ==================
II.    RESERVE ACCOUNT

Beginning Balance                                                                                                     $6,821,018.04
            - Add Investment Earnings                                                                                      7,065.55
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                   0.00
            - Less Distribution to Certificate Account                                                                     7,065.55
                                                                                                                 ------------------
End of period balance                                                                                                 $6,821,018.04
                                                                                                                 ==================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $6,821,018.04
                                                                                                                 ==================

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                        Pool A                                                              257,660,256.72
                        Pool B                                                               78,389,061.06
                                                                                         -----------------
                                                                                                                     336,049,317.78
Class A Overdue Interest, if any                                                                      0.00
Class A Monthly Interest - Pool A                                                               578,562.68
Class A Monthly Interest - Pool B                                                               176,018.55

Class A Overdue Principal, if any                                                                     0.00
Class A Monthly Principal - Pool A                                                            5,686,335.50
Class A Monthly Principal - Pool B                                                            2,498,833.73
                                                                                         -----------------
                                                                                                                       8,185,169.23
Ending Principal Balance of the Class A Notes
                        Pool A                                                              251,973,921.22
                        Pool B                                                               75,890,227.33
                                                                                         -----------------         ----------------
                                                                                                                     327,864,148.55
                                                                                                                   ================
-----------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000        Ending Principal
Original Face $400,172,000      Original Face $400,172,000        Balance Factor
 $   1.885642                        $    20.454128                     81.930807%
-----------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                        Class A1                                                                449,317.78
                        Class A2                                                             54,600,000.00
                        Class A3a                                                           204,500,000.00
                        Class A3b                                                            76,500,000.00
                                                                                         -----------------

Class A Monthly Interest                                                                                            336,049,317.78
                        Class A1 (Actual Number Days/360)                                           843.83
                        Class A2                                                                130,130.00
                        Class A3a                                                               332,269.90
                        Class A3b                                                               291,337.50
                                                                                         -----------------

Class A Monthly Principal
                        Class A1                                                                449,317.78
                        Class A2                                                              7,735,851.45
                        Class A3a                                                                     0.00
                        Class A3b                                                                     0.00
                                                                                         -----------------
                                                                                                                       8,185,169.23
Ending Principal Balance of the Class A Notes
                        Class A1                                                                      0.00
                        Class A2                                                             46,864,148.55
                        Class A3a                                                           204,500,000.00
                        Class A3b                                                            76,500,000.00
                                                                                         -----------------         ----------------
                                                                                                                     327,864,148.55
                                                                                                                   ================

Class A1
--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000     Ending Principal
Original Face $54,600,000      Original Face $54,600,000     Balance Factor
 $     2.383333                  $         141.682261               85.831774%
--------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


V.   CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                    Pool A                                                                    4,391,219.16
                    Pool B                                                                    1,335,959.05
                                                                                         -----------------
                                                                                                                       5,727,178.21

        Class B Overdue Interest, if any                                                              0.00
        Class B Monthly Interest - Pool A                                                        16,393.88
        Class B Monthly Interest - Pool B                                                         4,987.58
        Class B Overdue Principal, if any                                                             0.00
        Class B Monthly Principal - Pool A                                                       96,910.35
        Class B Monthly Principal - Pool B                                                       42,586.80
                                                                                         -----------------
                                                                                                                         139,497.15
        Ending Principal Balance of the Class B Notes
                    Pool A                                                                    4,294,308.81
                    Pool B                                                                    1,293,372.25
                                                                                         -----------------         ----------------
                                                                                                                       5,587,681.06
-------------------------------------------------------------------------------------
        Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
        Original Face $6,820,000     Original Face $6,820,000      Balance Factor
           $     3.135111            $    20.454128                       81.930807%
-------------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class C Notes
                    Pool A                                                                    8,782,438.30
                    Pool B                                                                    2,671,918.06
                                                                                         -----------------
                                                                                                                      11,454,356.36

        Class C Overdue Interest, if any                                                              0.00
        Class C Monthly Interest - Pool A                                                        36,739.87
        Class C Monthly Interest - Pool B                                                        11,177.52
        Class C Overdue Principal, if any                                                             0.00
        Class C Monthly Principal - Pool A                                                      193,820.70
        Class C Monthly Principal - Pool B                                                       85,173.61
                                                                                         -----------------
                                                                                                                         278,994.31
        Ending Principal Balance of the Class C Notes
                    Pool A                                                                    8,588,617.60
                    Pool B                                                                    2,586,744.45
                                                                                         -----------------         ----------------
                                                                                                                      11,175,362.05
                                                                                                                   ================

-------------------------------------------------------------------------------------
        Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
        Original Face $13,640,000    Original Face $13,640,000     Balance Factor
           $      3.513005            $         20.454128                 81.930807%
-------------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003



VII.   CLASS D NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class D Notes
                    Pool A                                                                    5,852,812.62
                    Pool B                                                                    1,780,625.74
                                                                                          ----------------
                                                                                                                       7,633,438.36

         Class D Overdue Interest, if any                                                             0.00
         Class D Monthly Interest - Pool A                                                       25,167.09
         Class D Monthly Interest - Pool B                                                        7,656.69
         Class D Overdue Principal, if any                                                            0.00
         Class D Monthly Principal - Pool A                                                     129,166.43
         Class D Monthly Principal - Pool B                                                      56,761.59
                                                                                          ----------------
                                                                                                                         185,928.02
         Ending Principal Balance of the Class D Notes
                    Pool A                                                                    5,723,646.19
                    Pool B                                                                    1,723,864.15
                                                                                          ----------------          ---------------
                                                                                                                       7,447,510.34
                                                                                                                    ===============
-----------------------------------------------------------------------------------
         Interest Paid Per $1,000   Principal Paid Per $1,000     Ending Principal
         Original Face $9,090,000   Original Face $9,090,000      Balance Factor
            $    3.610977              $       20.454128                 81.930807%
-----------------------------------------------------------------------------------

VIII.  CLASS E NOTE PRINCIPAL BALANCE
         Beginning Principal Balance of the Class E Notes
                    Pool A                                                                    7,320,844.83
                    Pool B                                                                    2,227,251.34
                                                                                          ----------------
                                                                                                                       9,548,096.17

         Class E Overdue Interest, if any                                                             0.00
         Class E Monthly Interest - Pool A                                                       49,293.69
         Class E Monthly Interest - Pool B                                                       14,996.83
         Class E Overdue Principal, if any                                                            0.00
         Class E Monthly Principal - Pool A                                                     161,564.61
         Class E Monthly Principal - Pool B                                                      70,998.82
                                                                                          ----------------
                                                                                                                         232,563.43
         Ending Principal Balance of the Class E Notes
                    Pool A                                                                    7,159,280.22
                    Pool B                                                                    2,156,252.52
                                                                                          ----------------          ---------------
                                                                                                                       9,315,532.74
                                                                                                                    ===============
-----------------------------------------------------------------------------------
         Interest Paid Per $1,000   Principal Paid Per $1,000     Ending Principal
         Original Face $11,370,000  Original Face $11,370,000     Balance Factor
          $    5.654399                $       20.454128                 81.930807%
-----------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
----------------------------------------

         Beginning Residual Principal Balance
                          Pool A                                                8,784,070.98
                          Pool B                                                2,672,414.76
                                                                                ------------
                                                                                                    11,456,485.74

         Residual Interest - Pool A                                                92,057.32
         Residual Interest - Pool B                                                33,811.92
         Residual Principal - Pool A                                              193,856.73
         Residual Principal - Pool B                                               85,189.44
                                                                                ------------
                                                                                                       279,046.17
         Ending Residual Principal Balance
                          Pool A                                                8,590,214.25
                          Pool B                                                2,587,225.32
                                                                                ------------        -------------
                                                                                                    11,177,439.57
                                                                                                    =============


X.    PAYMENT TO SERVICER
-------------------------

      - Collection period Servicer Fee                                                                 238,668.05
      - Servicer Advances reimbursement                                                              1,129,465.18
      - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                191,564.46
                                                                                                    -------------
      Total amounts due to Servicer                                                                  1,559,697.69
                                                                                                    =============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE
POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture
          Agreement, at the beginning of the related Collection Period                                           292,791,642.61

         Aggregate Discounted Contract Balance of Additional Contracts
          acquired during Collection Period                                                                                0.00

         Decline in Aggregate Discounted Contract Balance                                                          6,461,654.32

         Aggregate Discounted Contract Balance, as defined in Indenture                                          --------------
          Agreement, at the ending of the related Collection Period                                              286,329,988.29
                                                                                                                 ==============

         Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                 4,618,326.86

           - Principal portion of Prepayment Amounts                                       1,843,327.46

           - Principal portion of Contracts repurchased under Indenture
              Agreement Section 4.02                                                               0.00

           - Aggregate Discounted Contract Balance of Contracts that have
              become Defaulted Contracts during the Collection Period                              0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts
              added during Collection Period                                                       0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts
              withdrawn during Collection Period                                                   0.00

                                                                                           ------------
                    Total Decline in Aggregate Discounted Contract Balance                 6,461,654.32
                                                                                           ============

POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture
          Agreement, at the beginning of the related Collection Period                                            89,077,230.02

         Aggregate Discounted Contract Balance of Additional Contracts
          acquired during Collection Period                                                                                0.00

         Decline in Aggregate Discounted Contract Balance                                                          2,839,543.99

         Aggregate Discounted Contract Balance, as defined in Indenture                                          --------------
          Agreement, at the ending of the related Collection Period                                               86,237,686.03
                                                                                                                 ==============

         Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                 2,176,429.38

           - Principal portion of Prepayment Amounts                                         663,114.61

           - Principal portion of Contracts repurchased under Indenture Agreement
              Section 4.02                                                                         0.00

           - Aggregate Discounted Contract Balance of Contracts that have become
              Defaulted Contracts during the Collection Period                                     0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added
              during Collection Period                                                             0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts
              withdrawn during Collection Period                                                   0.00

                                                                                           ------------
                    Total Decline in Aggregate Discounted Contract Balance                 2,839,543.99
                                                                                           ============

                                                                                                                 --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                372,567,674.32
                                                                                                                 ==============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

      POOL A

                                                                                                        Predecessor
                                                         Discounted             Predecessor             Discounted
      Lease #     Lessee Name                            Present Value          Lease #                 Present Value
      ----------------------------------------------     -------------          -----------             ---------------
      3446-004    Bethesda Regional Cancer Treatment       $657,993.20          2879-002                    $438,601.04
      3446-005    Bethesda Regional Cancer Treatment       $806,918.85          3220-002                  $2,998,755.95
      3446-006    Bethesda Regional Cancer Treatment     $1,496,057.34
      3446-007    Bethesda Regional Cancer Treatment       $437,159.27
                  Cash                                      $39,228.33


                                                         -------------                                  ---------------
                                                 Totals: $3,437,356.99                                    $3,437,356.99

      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                            $3,437,356.99
      b) ADCB OF POOL A AT CLOSING DATE                                                                 $336,802,716.30
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             1.02%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                       $0.00
b) Total discounted Contract Balance of Substitute Receivables                        $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES                     NO   X
                                                                                ----------              --------


      POOL B

                                                                                                        Predecessor
                                                         Discounted             Predecessor             Discounted
      Lease #     Lessee Name                            Present Value          Lease #                 Present Value
      ----------------------------------------------     -------------          -----------             ---------------
                  NONE







                                                         -------------                                  ---------------
                                                 Totals:         $0.00                                            $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                                 $117,931,819.40
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                              0.00%

     *ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
      TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                       $0.00
b) Total discounted Contract Balance of Substitute Receivables                        $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES                     NO   X
                                                                                ----------              --------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

      POOL A - NON-PERFORMING

                                                                                                        Predecessor
                                                         Discounted             Predecessor             Discounted
      Lease #     Lessee Name                            Present Value          Lease #                 Present Value
      -----------------------------------------------    -------------          -----------             ---------------
      3714-002    Kaley Imaging, Inc., and KI Holding    $1,077,801.74          3196-001                    $676,598.53
                  Cash                                     $186,640.06          3196-002                    $240,400.54
                                                                                3196-003                     $79,697.00
                                                                                3116-402                     $97,806.30
                                                                                3116-404                     $43,955.63
                                                                                3116-405                    $125,983.80


                                                         -------------                                  ---------------
                                                 Totals: $1,264,441.80                                    $1,264,441.80

      a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                      1,264,441.80
      b) ADCB OF POOL A AT CLOSING DATE                                                                 $336,802,716.30
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             0.38%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                       $0.00
b) Total discounted Contract Balance of Substitute Receivables                        $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES                     NO   X
                                                                                ----------              --------


      POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                        Predecessor
                                                         Discounted             Predecessor             Discounted
      Lease #     Lessee Name                            Present Value          Lease #                 Present Value
      -----------------------------------------------    -------------          -----------             ---------------
      3694-001    Community Radiology of Virginia        $2,833,341.68          1377-006                  $1,547,323.56
      3730-002    MICA Imaging, Inc., and MI Imaging     $3,815,001.24          288-097                     $697,415.55
                                                                                288-098                      $22,467.83
                                                                                1971-091                    $665,899.16
                                                                                2478-002                    $477,187.21
                                                                                2478-091                     $51,246.48
                                                                                3273-002                  $2,581,143.34
                                                                                3251-003                     $85,517.94


                                                         -------------                                  ---------------
                                                 Totals: $6,648,342.92                                    $6,128,201.07

      a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                        $6,128,201.07
      b) ADCB OF POOL B AT CLOSING DATE                                                                 $117,931,819.40
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             5.20%


     *ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
      SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                       $0.00
b) Total discounted Contract Balance of Substitute Receivables                        $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES                     NO   X
                                                                                ----------              --------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


XV.   POOL PERFORMANCE MEASUREMENTS

1.        AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                      TOTAL OUTSTANDING CONTRACTS
      This Month                        5,651,571.43      This Month                      372,567,674.32
      1 Month Prior                     2,487,091.77      1 Month Prior                   381,868,872.63
      2 Months Prior                    9,093,627.51      2 Months Prior                  390,666,758.89

      Total                            17,232,290.71      Total                         1,145,103,305.84

      a) 3 MONTH AVERAGE                5,744,096.90      b) 3 MONTH AVERAGE              381,701,101.95

      c) a/b                                    1.50%


2.    Does a Delinquency Condition Exist (1c > 6% )?                                                       Yes       No  X
                                                                                                               ---      ---

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                                                Yes       No  X
                                                                                                               ---      ---
      B. An Indenture Event of Default has occurred and is then continuing?                                Yes       No  X
                                                                                                               ---      ---


4.    Has a Servicer Event of Default occurred?                                                            Yes       No  X
                                                                                                               ---      ---


5.    Amortization Event Check

      A. Is 1c > 8% ?                                                                                      Yes       No  X
                                                                                                               ---      ---
      B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
         not remedied within 90 days?                                                                      Yes       No  X
                                                                                                               ---      ---
      C. As of any Determination date, the sum of all defaulted contracts since the Closing date
         exceeds 6% of the ADCB on the Closing Date?                                                       Yes       No  X
                                                                                                               ---      ---


6.    Aggregate Discounted Contract Balance at Closing Date                                    Balance $   454,734,535.69
                                                                                                       ------------------

      DELINQUENT LEASE SUMMARY

      Days Past Due             Current Pool Balance       # Leases
      -------------             --------------------       --------
          31 - 60                       6,414,475.23             41
          61 - 90                       2,752,613.76             13
         91 - 180                       5,651,571.43             30
